                                          EDISON INTERNATIONAL TIER LIST
                                          ------------------------------

                                              AS OF DECEMBER 31, 2003

Numbers on left are                                                                     U.S. corporations
tier level indicators.                                                                 shown in all caps.

                                                  HOLDING COMPANY
                                                  ---------------

00     EDISON INTERNATIONAL is a corporation organized under the laws of the State of California and having its principal place of business at 2244 Walnut Grove Avenue (P.O. Box 999), Rosemead, California 91770.  It
       was organized principally to acquire and hold securities of other corporations for investment purposes.
       Edison International has the following subsidiaries:

                                               UTILITY SUBSIDIARIES
                                               --------------------

01     SOUTHERN CALIFORNIA EDISON COMPANY ("SCE") is a California corporation having its principal place of business at 2244 Walnut Grove Avenue (P.O. Box 800), Rosemead, California 91770.  SCE is a public utility primarily engaged in the business of supplying electric energy to portions of central and southern
       California, excluding the City of Los Angeles and certain other cities.  Unless otherwise indicated, its subsidiaries have the same principal place of business as Southern California Edison Company:

02        CALIFORNIA ELECTRIC POWER COMPANY [dissolved 11/06/2003]

02        CONSERVATION FINANCING CORPORATION is a California corporation engaged in the remediation and mitigation of environmental liabilities.

02        EDISON ESI is a California corporation engaged in the business of marketing services, products, information, and copyrighted materials to third parties on behalf of SCE.

02        Edison Material Supply is a Delaware limited liability company that provides procurement, inventory and warehousing services.

02        MONO POWER COMPANY is an inactive California corporation that has been engaged in the business of exploring for and developing fuel resources.

03            The Bear Creek Uranium Company is an inactive California partnership between Mono Power Company
              (50%) and RME Holding Company (formerly Union Pacific Resources Group, Inc.) (50%) that is engaged in reclamation of an integrated uranium mining and milling complex in Wyoming.

02        SCE CAPITAL COMPANY (inactive Delaware corporation)

02        SCE Funding LLC is a Delaware limited liability company that acts as a financing vehicle for rate reduction bonds.

02        SCE Trust I is a Delaware business trust organized to act as a financing vehicle.

02        SCE Trust II is a Delaware business trust organized to act as a financing vehicle.

02        SCE UK Services Ltd. (inactive United Kingdom private limited company)

02        SOUTHERN STATES REALTY is a California corporation engaged in holding real estate assets for SCE.

                                              NONUTILITY SUBSIDIARIES
                                              -----------------------

01     EDISON DRIVES ELECTRIC (inactive California corporation)

01     EDISON ENERGY [dissolved 11/06/2003]

01     EDISON INSURANCE SERVICES, INC. is a Hawaii corporation having its principal executive office at 745 Fort
       Street, Suite 800, Honolulu, Hawaii 96813, which provides domestic and foreign property damage and business interruption insurance to Edison International and its subsidiaries.

01     EDISON INTERNATIONAL POWER [dissolved 11/06/2003]

01     EDISON VENTURES (inactive California corporation)

02        EDISON TRANSENERGY (inactive California corporation)

01     EIX Trust I is a Delaware business trust that acts as a financing vehicle.

01     EIX Trust II is a Delaware business trust that acts as a financing vehicle.

01     EIX Trust III is a Delaware business trust organized to act as a financing vehicle.

01     EDISON MISSION GROUP INC. (formerly The Mission Group) is a Delaware corporation having its principal place of business at 2244 Walnut Grove Avenue, Rosemead, California 91770, which owns the stock and coordinates the activities of nonutility companies.  The subsidiaries of Edison Mission Group Inc. are as follows:

02        EDISON ENTERPRISES is a California corporation having its principal place of business at 2244 Walnut
          Grove Avenue, Rosemead, California 91770, which owns the stock and coordinates the activities of its nonutility subsidiaries.  The subsidiaries of Edison Enterprises are as follows:

03            EDISON SOURCE is a California corporation having its principal place of business at 18101 Von
              Karman Avenue, Suite 1700, Irvine, California 92612-1046, which owns the stock of its subsidiaries.  The majority of the assets of Edison Source were sold to its former management in
              October 2001.  It is engaged in the business of selling, installing and servicing rapid battery charging products for the electric fork lift market.

04               Edison Source Norvik Company is a Canadian company having its principal place of business at
                 1959 Upper Water Street, Suite 800, Halifax, NS B3J 2X2.  It is principally engaged in the business of research and development, and manufacturing of rapid battery charging projects for the electric fork lift market.

04               G.H.V. REFRIGERATION, INC. is an inactive California corporation having its principal place of business at 2244 Walnut Grove Avenue, Rosemead, California 91770.

02        EDISON ENVIRONMENTAL SERVICES [dissolved 11/06/2003]

02        EDISON O&M SERVICES (inactive California corporation)

02        EDISON TECHNOLOGY SOLUTIONS (inactive California corporation)

03            EDISON EV (inactive California corporation)

03            Facilichem, Inc., is a California corporation having its principal place of business at 333
              Ravenswood Avenue, Menlo Park, California 94025, which was organized to engage in the research, development and commercialization of liquid membrane technologies for application in specific industrial and chemical processes.  Edison Technology Solutions has a 10% ownership interest.

02        EDISON CAPITAL is a California corporation having its principal place of business at 18101 Von Karman
          Avenue, Suite 1700, Irvine, California 92612-1046.  It is engaged in the business of providing capital and financial services in energy and infrastructure projects and affordable housing projects.
          Edison Capital owns a group of subsidiaries and has interests in various partnerships through its subsidiaries.  The subsidiaries and partnerships of Edison Capital are listed below. Unless otherwise indicated, all entities are corporations, are organized under the laws of the State of California, and have the same principal place of business as Edison Capital.

03     BURLINGTON APARTMENTS, INC.
03     Edison Capital Europe Limited (UK corporation)
       Address:  Lansdowne House, Berkeley Square, London, England W1X 5DH
03     EDISON FUNDING COMPANY
       [directly owns 0.08% of Edison Funding Omicron Incorporated; see listing under Edison Housing
       Consolidation Company)
04        EDISON CAPITAL HOUSING INVESTMENTS
          [directly owns 0.35% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
          [directly owns 35.52% of Edison Funding Omicron Incorporated; see listing under Edison Housing
          Consolidation Co.]
05            1st Time Homebuyer Opportunities LP (Chester County Homes) 99%
05            1732 Champa LP (Buerger Brothers Lofts) 99%
05            18303 Kittridge Associates LP 99%
05            210 Washington Avenue Associates (Renaissance Plaza) (Connecticut partnership) 99%
05            2400 Locust Associates LP (Locust on the Park) 99%
05            3790 Wisconsin Street Partners LP (Wisconsin III) 99.9%
05            Argyle Redevelopment Partnership, Ltd. (Colorado partnership) 99%
05            Auburn Manor L.L.C. 50% GP
06               Auburn Manor LP 1%
05            Bartlett Hill Associates LP 99%
05            CCS/Bellingham LP (Washington Grocery Building) 99.9%
05            Conejo Valley Community Housing Associates (Community House Apartments) 99%
05            EC ASSET SERVICES, INC. (Massachusetts corporation)
              Address:  160 Federal Street, Boston, MA 02110-1776
05            EC PROPERTIES, INC. (Massachusetts corporation)
              Address:  160 Federal Street, Boston, MA 02110-1776
06               Corporations for Affordable Housing LP 1%GP
07                  Arbor Lane Associates Phase II LP (Timberwood) 99%
07                  Arroyo Vista Associates LP 99%
07                  Artloft Associates LP 35.6%
07                  Caleb Affordable Housing Associates LP (Ledges/Pinebrook) 99%
07                  The Carlin LP 99%
07                  Diamond Phase III Venture LP 99%
07                  Fairmont Hotel Urban Renewal Associates LP 99%
07                  Mackenzie Park Associates LP 99%
07                  Parkside Associates LP (Parkside Garden) 99%
07                  Pines Housing LP 99%
07                  Pines Housing II, LP 99%
07                  Smyrna Gardens Associates LP 99%
07                  Tioga Gardens LP 99%
07                  Walden Pond, LP (Hamlet) 99%
06               Corporations for Affordable Housing LP II 1%GP
07                  2601 North Broad Street Associates LP (Station House) 99%
07                  Artloft Associates LP 53.39%
07                  Brookline Housing Associates LLC (Bridgewater) 99%
07                  EDA LP (Eagle's Nest) 48%
07                  Edgewood Manor Associates II LP 99%
07                  Gateway Housing LP (Gateway Townhomes) 99%
07                  Homestead Village Associates LP 99%
07                  Junction City Apartments LP (Green Park) 99%
07                  Liberty House Associates LP 99%
07                  Maple Ridge Development Associates LP 99%
07                  Parsonage Cottage Senior Residence LP 99%
07                  Rittenhouse School LP 99%
07                  Silver City Housing LP 99%
07                  South 55th Street, LP 49.5%
07                  W. M. Housing Associates LP (Williamsport Manor) 99%

07                  Winnsboro Apartments LP (Deer Wood) 99%
05            EC PROPERTIES III, INC. (Massachusetts corporation)
              Address:  160 Federal Street, Boston, MA 02110-1776
06               Corporations for Affordable Housing LP III 1%GP
07                  Piedmont Housing Associates 99%
07                  Pines Housing III LP 99%
07                  Salem Lafayette Urban Renewal Associates, LP 99%
07                  Spring Valley Commons LP 99%
07                  Stevenson Housing Associates (Park Vista) 99%
05            EC-SLP, INC. (Massachusetts corporation)
              Address:  160 Federal Street, Boston, MA 02110-1776
05            ECH Investor Partners VI-A LP 1%GP
06               Edison Capital Housing Partners VI LP 61.8166%LP
07                  Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
07                  Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
07                  Altamont Hotel Associates LP 99%
07                  Bradley Manor Senior Apartments LP 99%
07                  Double X Associates 1995 LP (Terrace Manor) 99%
07                  Hamilton Place Apartments LP (Larkin Place) 99%
07                  Hamilton Place Senior Living LP 99%
07                  Hearthstone Group 3 LP (Evergreen Court) 99%
07                  KDF Malabar LP 99%
07                  LINC-Bristol Associates I, LP (City Gardens) 99%
07                  MAS-WT, LP (Washington Terrace) 99%
07                  Northwood Manor Associates LP 99%
07                  Silver Lake Properties LP 99%
07                  University Park Properties LP 99%
07                  Upland Senior Housing LP (Coy D. Estes) 99%
07                  Vista Properties LLC (Vista View) 99%
07                  Vista Verde Townhomes II LLC 99%
05            ECH Investor Partners VI-B LP 1%GP
06               Edison Capital Housing Partners VI LP 37.1834%LP
07                  Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
07                  Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
07                  Altamont Hotel Associates LP 99%
07                  Bradley Manor Senior Apartments LP 99%
07                  Double X Associates 1995 LP (Terrace Manor) 99%
07                  Hamilton Place Apartments LP (Larkin Place) 99%
07                  Hamilton Place Senior Living LP 99%
07                  Hearthstone Group 3 LP (Evergreen Court) 99%
07                  KDF Malabar LP 99%
07                  LINC-Bristol Associates I, LP (City Gardens) 99%
07                  MAS-WT, LP (Washington Terrace) 99%
07                  Northwood Manor Associates LP 99%
07                  Silver Lake Properties LP 99%
07                  University Park Properties LP 99%
07                  Upland Senior Housing LP (Coy D. Estes) 99%
07                  Vista Properties LLC (Vista View) 99%
07                  Vista Verde Townhomes II LLC 99%
05            ECH/HFC GP Partnership No. 1 34.9%GP
06               Edison Capital Housing Partners VII LP 19.4187%GP
07                  C-Court LP (Cawelti Court) 99%
07                  Cottonwood Affordable Housing LP (Verde Vista) 99%
07                  Fifth and Wilshire Apartments LP 99%
07                  Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%
07                  Huff Avenue Associates LP 99%
07                  Mountain View Townhomes Associates LP 99%
07                  Oak Forest Associates LP 99%
07                  Paradise Road Partners LP (Gateway Village) 99%
07                  Woodland Arms Apartments, Ltd. 99%
05            ECH/HFC GP Partnership No. 2 56.7%GP
06               Edison Capital Housing Partners VIII LP 18.54%GP
07                  Catalonia Associates LP 99%

07                  Ohlone Housing Associates LP 99%
05            ECHP INVESTMENT COMPANY
06               ECHP LLC 99.999%GP
07                  Edison Capital Housing Partners XVI LP 0.01%GP
08                      Bouquet Canyon Seniors LP 99.9%
08                      Diamond Creek Apartments LP 99.9%
08                      Eugene Hotel LP 99.9%
08                      Hilltop Farms LP 99.9%
08                      KDF Park Glenn LP (Park Glenn) 99%
08                      KDF Park Glenn Seniors LP (Park Glenn II) 99.9%
08                      King Road Associates LP 99.9%
08                      LL Housing LP (Maryland partnership) (Laurel Lakes) 99%
08                      Red Lake LP #1 99.9%
08                      San Martin de Porres LP 99.9%
08                      Southern Hotel LP 99.9%
08                      Terra Cotta Housing Associates LP 99.9%
07                  Edison Capital Housing Partners XVII LP 0.01%GP
08                      Antelope Associates LP 99%
08                      Baker Park Associates LP 99%
08                      Fremont Building LP (Crescent Arms) 99%
08                      Hercules Senior Housing Associates 99.9%
08                      La Terraza Associates LP (Carlsbad Villas at Camino Real) 99%
08                      Parkview Apartments Associates LP (Parkview/Sunburst) 99.9%
08                      Quebec Arms Apartments LP 99.9%
08                      Sky Parkway Housing Associates LP 99%
08                      Sunset Creek Partners LP 99%
08                      University Manor Apartments LP 99.9%
08                      Vista Verde Housing Associates LP 99.9%
07                  Edison Capital Housing Partners XVIII LP 0.01%GP
08                      Aaron Michael Associates LP 99.9%
08                      Bracher Associates LP 99%
08                      Florin Woods Associates LP 99%
08                      Lovejoy Station LP 99.9%
08                      OL Hope LP (Olympic Hope) 99.9%
08                      Palmer Heights, LLC 99.9%
08                      Pinmore Associates LP 99.9%
08                      SD Regency Centre LP 99.9%
07                  Edison Capital Housing Partners XIX LP 0.01%GP
08                      Cochrane Village Apartments LP 99%
08                      CCS/Mount Vernon Housing LP (La Venture) 99.9%
08                      Ontario Senior Housing LP (Ontario Plaza) 98.9%
08                      Pecan Court Associates LP 99.9%
08                      Pellettieri Homes Urban Renewal Associates, LP 99%
08                      Rincon De Los Esteros Associates LP 99.9%
08                      KDF Santa Paula LP (Santa Paula) 99%
08                      Schoolhouse Court Housing Associates LP 99.9%
08                      Virginia Lane LP (Maplewood/Golden Glenn) 99.9%
08                      Winfield Hill Associates LP 99%
05            Edison Capital Affordable Housing 99A G.P. 27.69%GP
06               Edison Capital Housing Partners IX LP 13.5533%GP
07                  1010 SVN Associates LP 99.9%
07                  2814 Fifth Street Associates LP (Land Park Woods) 99%
07                  Alma Place Associates LP 99%
07                  Knolls Community Associates LP 99.9%
07                  Monterra Village Associates LP 99%
07                  Pacific Terrace Associates LP 99.9%
07                  PVA LP (Park Victoria) 99%
07                  Sherman Glen, L.L.C. 99%
07                  Strobridge Housing Associates LP 99%
07                  Trolley Terrace Townhomes LP 99.9%
07                  Walnut Avenue Partnership LP 99%
05            Edison Capital Affordable Housing 99B G.P. 99.99%GP
06               Edison Capital Housing Partners X LP 19.3952%GP

07                  Beacon Manor Associates LP 99%
07                  Boulder Creek Apartments LP 99.9%
07                  Burlington Senior Housing LLC 99.9%
07                  CCS/Renton Housing LP (Renton) 99.9%
07                  Coolidge Station Apartments L.L.C. 99%
07                  Lark Ellen LP 99%
07                  Mercy Housing California IX LP (Sycamore) 99.9%
07                  Morgan Hill Ranch Housing LP 99%
07                  Pacifica Community Associates LP (Villa Pacifica) 99%
07                  Persimmon Associates LP 99%
07                  Providence-Brown Street Housing LP (Brown Street) 99.9%
07                  San Juan Commons 1996 LP 99.9%
07                  Timber Sound, Ltd. 99%
07                  Timber Sound II, Ltd. 99%
07                  Trinity Park Apartments LP 99.9%
07                  Venbury Trail LP 99.9%
06               Edison Capital Housing Partners XI LP 18.62486%GP
07                  1475 167th Avenue Associates LP (Bermuda Gardens) 99.9%
07                  Auburn Manor Apartments LP 99%
07                  Barnsdall Court LP (Villa Mariposa) 99.9%
07                  Borregas Court LP 99%
07                  Bryson Family Apartments LP 99.9%
07                  Carson Housing LP (Carson Street) 98%
07                  Casa Rampart LP (Rampart Apartments) 99.9%
07                  Davis MHA Twin Pines Community Associates LP (Northstar Apartments) 99.9%
07                  Eastwood Homes LP 99%
07                  Electra Arms Senior Associates LP 99%
07                  Grace Housing LP 99%
07                  Stony Point Apartment Investors LP (Panas Place) 99.9%
07                  Wall Street Palmer House LP 99%
07                  Wilmington Housing Associates LP (New Harbor Vista) 99.9%
06               Edison Capital Housing Partners XII LP 13.73759%GP
07                  Cedarshores Limited Dividend Housing Association LP 99.99%
07                  Heritage Partners LP 99.9%
07                  Osage Terrace LP 99.89%
07                  West Oaks Apartments LP 99.9%
07                  Yale Street LP 99.9%
06               Edison Capital Housing Partners XIII LP 17.03513%GP
07                  Alhambra Apartments LP 99.9%
07                  Chamber Apartments LP 99%
07                  Park Land Senior Apartments Investors LP (Banducci) 99.9%
07                  President John Adams Manor Apartments LP 99.9%
07                  Riverwalk Apartments, Ltd. (Colorado) 99.8%
07                  Rosecreek Senior Living LP 99.9%
07                  Twin Ponds Apartments LP 99.9%
07                  Woodleaf Village LP 99.9%
07                  Women's Westlake LP (Dorothy Day) 99.9%
06               Edison Capital Housing Partners XIV LP 7.6118%GP
07                  Apollo Development Associates LP (Apollo Hotel) 99.9%
07                  Carson Terrace LP 99.9%
07                  Don Avante Association II LP (Village Avante) 99.9%
07                  Preservation Properties I 99.9%
07                  Preservation Properties II 99.9%
07                  Preservation Properties III 99.9%
07                  Preservation Properties IV 99.9%
07                  Preservation Properties V 99.9%
07                  Rowland Heights Preservation LP 99.9%
07                  Springdale Preservation LP (Springdale West) 99.9%
06               Edison Capital Housing Partners XV LP 9.567%GP
07                  708 Pico LP (Wavecrest Apartments) 99.9%
07                  Benton Green LP 99.9%
07                  Don Avante Association I LP (Don de Dios) 99.9%
07                  Emmanuel Grant Company LLC (Capitol Heights) 99.9%

07                  Highland Village Partners LP 99.9%
07                  I.G. Partners LP (Islands Gardens) 99.9%
07                  Karen Partners LP 99.9%
07                  Lilac Estates LP 99.9%
07                  Mountainlands Housing Partners LP (Holiday Village Apartments) 99.9%
07                  NAHF Brockton LP (Southfield Gardens) 99.9%
07                  Northern Senior Housing LP (St. Johnsbury) 99.9%
07                  Park Place 1998, LLC 99.9%
07                  Park Williams Partners LP 99.9%
07                  Patriots Pointe at Colonial Hills LP 99.9%
07                  PlumTree Preservation LP 99.9%
07                  Poinsettia Housing Associates 99.9%
07                  Project Home I LLC 99.99%
07                  Saratoga Vacaville LP (Saratoga Senior) 99.9%
07                  Serena Sunbow LP (Villa Serena) 99.9%
07                  St. Regis Park LP (Pear Tree) 99.9%
07                  Vista Sonoma Senior Living LP 99.9%
07                  Westfair LLC (Cedar Ridge) 99.9%
07                  Windrush Apartments of Statesville LP 99.9%
07                  Wingate LLC (Regency Park) 99.9%
05            Edison Capital Contributions VI Partners 91.77%GP
06               ECH Investor Partners VI-A LP 15.3877%LP
07                  Edison Capital Housing Partners VI LP 61.8166%LP
08                      Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
08                      Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
08                      Altamont Hotel Associates LP 99%
08                      Bradley Manor Senior Apartments LP 99%
08                      Double X Associates 1995 LP (Terrace Manor) 99%
08                      Hamilton Place Apartments LP (Larkin Place) 99%
08                      Hamilton Place Senior Living LP 99%
08                      Hearthstone Group 3 LP (Evergreen Court) 99%
08                      KDF Malabar LP 99%
08                      LINC-Bristol Associates I, LP (City Gardens) 99%
08                      MAS-WT, LP (Washington Terrace) 99%
08                      Northwood Manor Associates LP 99%
08                      Silver Lake Properties LP 99%
08                      University Park Properties LP 99%
08                      Upland Senior Housing LP (Coy D. Estes) 99%
08                      Vista Properties LLC (Vista View) 99%
08                      Vista Verde Townhomes II LLC 99%
06               ECH Investor Partners VI-B LP 99%LP
07                  Edison Capital Housing Partners VI LP 37.1834%LP
08                      Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
08                      Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
08                      Altamont Hotel Associates LP 99%
08                      Bradley Manor Senior Apartments LP 99%
08                      Double X Associates 1995 LP (Terrace Manor) 99%
08                      Hamilton Place Apartments LP (Larkin Place) 99%
08                      Hamilton Place Senior Living LP 99%
08                      Hearthstone Group 3 LP (Evergreen Court) 99%
08                      KDF Malabar LP 99%
08                      LINC-Bristol Associates I, LP (City Gardens) 99%
08                      MAS-WT, LP (Washington Terrace) 99%
08                      Northwood Manor Associates LP 99%
08                      Silver Lake Properties LP 99%
08                      University Park Properties LP 99%
08                      Upland Senior Housing LP (Coy D. Estes) 99%
08                      Vista Properties LLC (Vista View) 99%
08                      Vista Verde Townhomes II LLC 99%
05            EDISON CAPITAL HOUSING DELAWARE, INC.
06               B.A.I. Edison Ravenwood LP (Ravenwood) 90%GP
07                  Cincinnati Ravenwood Apartments LP 0.95%GP
05            Edison Capital Housing Partners V LP 16.18%GP

06               AMCAL Santa Barbara Fund XXXVI LP (Positano) 99%
06               Bodega Hills Investors LP 99%
06               Mercy Housing California IV LP (Vista Grande) 99%
06               Park Place Terrace LP 99%
06               River Walk Apartments Homes LP 99%
06               San Diego Golden Villa Partners LP (Golden Villa) 98.9%
06               Santa Alicia Gardens Townhomes LP (The Gardens) 99%
06               St. Hedwig's Gardens LP 99%
06               Sunshine Terrace LP 99%
06               Union Meadows Associates LLC 99%
05            Edison Capital Housing Partners VI LP 1%GP
06               Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
06               Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
06               Altamont Hotel Associates LP 99%
06               Bradley Manor Senior Apartments LP 99%
06               Double X Associates 1995 LP (Terrace Manor) 99%
06               Hamilton Place Apartments LP (Larkin Place) 99%
06               Hamilton Place Senior Living LP 99%
06               Hearthstone Group 3 LP (Evergreen Court) 99%
06               KDF Malabar LP 99%
06               LINC-Bristol Associates I, LP (City Gardens) 99%
06               MAS-WT, LP (Washington Terrace) 99%
06               Northwood Manor Associates LP 99%
06               Silver Lake Properties LP 99%
06               University Park Properties LP 99%
06               Upland Senior Housing LP (Coy D. Estes) 99%
06               Vista Properties LLC (Vista View) 99%
06               Vista Verde Townhomes II LLC 99%
05            EDISON CAPITAL HOUSING MANAGEMENT
05            EDISON CAPITAL HOUSING NEW JERSEY
              [owns 6.16% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
05            EDISON CAPITAL HOUSING PENNSYLVANIA
              [owns 5.26% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
05            EDISON FUNDING OMICRON INCORPORATED (Delaware corporation) (formerly Edison Funding Omicron GP)
              55.52% [Also owned 0.08% by Edison Funding Company and 44.40% by Edison Housing Consolidation Co.,
              where Omicron subsidiaries are listed.]
05            EDISON HOUSING NORTH CAROLINA
06               Edison Capital Contributions VI Partners 4.03%GP
07                  ECH Investor Partners VI-A LP 15.3877%LP
08                      Edison Capital Housing Partners VI LP 61.8166%LP
09                         Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
09                         Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
09                         Altamont Hotel Associates LP 99%
09                         Bradley Manor Senior Apartments LP 99%
09                         Double X Associates 1995 LP (Terrace Manor) 99%
09                         Hamilton Place Apartments LP (Larkin Place) 99%
09                         Hamilton Place Senior Living LP 99%
09                         Hearthstone Group 3 LP (Evergreen Court) 99%
09                         KDF Malabar LP 99%
09                         LINC-Bristol Associates I, LP (City Gardens) 99%
09                         MAS-WT, LP (Washington Terrace) 99%
09                         Northwood Manor Associates LP 99%
09                         Silver Lake Properties LP 99%
09                         University Park Properties LP 99%
09                         Upland Senior Housing LP (Coy D. Estes) 99%
09                         Vista Properties LLC (Vista View) 99%
09                         Vista Verde Townhomes II LLC 99%
07                  ECH Investor Partners VI-B LP 99%LP
08                      Edison Capital Housing Partners VI LP 37.1834%LP
09                         Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
09                         Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
09                         Altamont Hotel Associates LP 99%
09                         Bradley Manor Senior Apartments LP 99%

09                         Double X Associates 1995 LP (Terrace Manor) 99%
09                         Hamilton Place Apartments LP (Larkin Place) 99%
09                         Hamilton Place Senior Living LP 99%
09                         Hearthstone Group 3 LP (Evergreen Court) 99%
09                         KDF Malabar LP 99%
09                         LINC-Bristol Associates I, LP (City Gardens) 99%
09                         MAS-WT, LP (Washington Terrace) 99%
09                         Northwood Manor Associates LP 99%
09                         Silver Lake Properties LP 99%
09                         University Park Properties LP 99%
09                         Upland Senior Housing LP (Coy D. Estes) 99%
09                         Vista Properties LLC (Vista View) 99%
09                         Vista Verde Townhomes II LLC 99%
05            EDISON HOUSING SOUTH CAROLINA
06               Edison Capital Contributions VI Partners 4.20%GP
07                  ECH Investor Partners VI-A LP 15.3877%LP
08                      Edison Capital Housing Partners VI LP 61.8166%LP
09                         Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
09                         Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
09                         Altamont Hotel Associates LP 99%
09                         Bradley Manor Senior Apartments LP 99%
09                         Double X Associates 1995 LP (Terrace Manor) 99%
09                         Hamilton Place Apartments LP (Larkin Place) 99%
09                         Hamilton Place Senior Living LP 99%
09                         Hearthstone Group 3 LP (Evergreen Court) 99%
09                         KDF Malabar LP 99%
09                         LINC-Bristol Associates I, LP (City Gardens) 99%
09                         MAS-WT, LP (Washington Terrace) 99%
09                         Northwood Manor Associates LP 99%
09                         Silver Lake Properties LP 99%
09                         University Park Properties LP 99%
09                         Upland Senior Housing LP (Coy D. Estes) 99%
09                         Vista Properties LLC (Vista View) 99%
09                         Vista Verde Townhomes II LLC 99%
07                  ECH Investor Partners VI-B LP 99%LP
08                      Edison Capital Housing Partners VI LP 37.1834%LP
09                         Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
09                         Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
09                         Altamont Hotel Associates LP 99%
09                         Bradley Manor Senior Apartments LP 99%
09                         Double X Associates 1995 LP (Terrace Manor) 99%
09                         Hamilton Place Apartments LP (Larkin Place) 99%
09                         Hamilton Place Senior Living LP 99%
09                         Hearthstone Group 3 LP (Evergreen Court) 99%
09                         KDF Malabar LP 99%
09                         LINC-Bristol Associates I, LP (City Gardens) 99%
09                         MAS-WT, LP (Washington Terrace) 99%
09                         Northwood Manor Associates LP 99%
09                         Silver Lake Properties LP 99%
09                         University Park Properties LP 99%
09                         Upland Senior Housing LP (Coy D. Estes) 99%
09                         Vista Properties LLC (Vista View) 99%
09                         Vista Verde Townhomes II LLC 99%
05            EHI DEVELOPMENT COMPANY
05            EHI DEVELOPMENT FUND
05            Florence Apartments LLC 99%
05            Josephinum Associates LP, The (Washington partnership) 99%
05            Kennedy Lofts Associates LP (Massachusetts partnership) 99%
05            Madison/Mollison LP (Park Mollison) 99.9%
05            Maplewood Housing Associates LP 99.9%
05            MH I LP 1%GP
06               California Park Apartments LP 99%
05            MH II LP 1%GP

06               5363 Dent Avenue Associates LP 99%
05            MH III LP 1%GP
06               DeRose Housing Associates LP 99%
05            MH IV LP 1%GP
06               MPT Apartments LP (MacArthur Park) 99%
05            MH V LP 1%GP
06               Centennial Place LP 99%
05            MHICAL 94 COMPANY
              [owns 19.32% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
05            MHICAL 94 LP (Delaware partnership) 1%GP
06               Mayacamas Village Associates LP 99%
06               West Capital Courtyard LP 99%
05            MHICAL 95 LP (Delaware partnership) 1%GP
06               Abby Associates LP (Windmere) 99%
06               Colina Vista LP 99%
06               ECH/HFC GP Partnership No. 2 43.3%GP
07                  Edison Capital Housing Partners VIII LP 18.5396%GP
08                      Catalonia Associates LP 99%
08                      Ohlone Housing Associates LP 99%
06               Mercy Housing California VI LP (205 Jones) 99%
05            MHICAL 96 LP (Delaware partnership) 1%GP
06               ECH/HFC GP Partnership No. 1 50.44%GP
07                  Edison Capital Housing Partners VII LP 19.4187%GP
08                      C-Court LP (Cawelti Court) 99%
08                      Cottonwood Affordable Housing LP (Verde Vista) 99%
08                      Fifth and Wilshire Apartments LP 99%
08                      Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%
08                      Huff Avenue Associates LP 99%
08                      Mountain View Townhomes Associates LP 99%
08                      Oak Forest Associates LP 99%
08                      Paradise Road Partners LP (Gateway Village) 99%
08                      Woodland Arms Apartments, Ltd. 99%
06               Edison Capital Affordable Housing 99A G.P. 36.47%GP
07                  Edison Capital Housing Partners IX LP 13.5533%GP
08                      1010 SVN Associates LP 99.9%
08                      2814 Fifth Street Associates LP (Land Park Woods) 99%
08                      Alma Place Associates LP 99%
08                      Knolls Community Associates LP 99.9%
08                      Monterra Village Associates LP 99%
08                      Pacific Terrace Associates LP 99.9%
08                      PVA LP (Park Victoria) 99%
08                      Sherman Glen, L.L.C. 99%
08                      Strobridge Housing Associates LP 99%
08                      Trolley Terrace Townhomes LP 99.9%
08                      Walnut Avenue Partnership LP 99%
06               Greenway Village Associates LP 99%
06               Kennedy Court Partners LP 99%
06               Klamath Associates LP 99%
06               Westgate Townhomes Associates LP 99%
05            MHICAL 95 COMPANY
06               EDISON HOUSING CONSOLIDATION CO. (formerly Edison Housing Georgia) 29.90%
07                  EDISON FUNDING OMICRON INCORPORATED (Delaware corporation) (formerly Edison Funding Omicron
                    GP) 44.40% [also owned 0.08% by Edison Funding Company and 55.52% by Edison Capital Housing
                    Investments]
08                      16th and Church Street Associates LP 99%
08                      1856 Wells Court Partners, LP (Wells Court) 99%
08                      AE Associates LP (Avenida Espana) 99%
08                      Agape Housing LP 99%
08                      Brantwood II Associates LP 99%
08                      Brooks School Associates LP 99%
08                      Bryn Mawr - Belle Shore LP (The) 99%
08                      Bush Hotel LP 99%
08                      Centertown Associates LP (Ravenwood) 99%

08                      Centro Partners LP (El Centro) 99%
08                      Cincinnati Ravenwood Apts. LP 99%
08                      Coyote Springs Apartments Associates LP 99%
08                      Cypress Cove Associates 99%
08                      Del Carlo Court Associates LP 99%
08                      Delta Plaza Apartments LP 99%
08                      EAH Larkspur Creekside Associates LP 99%
08                      East Cotati Avenue Partners LP 99%
08                      EDISON FUNDING OLIVE COURT 100%GP
09                         Olive Court Housing Associates LP 1.1%
08                      Edmundson Associates LP (Willows) 99%
08                      El Barrio Academy Urban Renewal Associates, LP (Academy Street) 99%
08                      Elizabeth West and East LP 99%
08                      Farm (The) Associates LP 99%
08                      Gilroy Redwood Associates LP (Redwoods) 99%
08                      Ginzton Associates LP 99%
08                      Grossman Apartments Investors LP 99%
08                      Heather Glen Associates LP 99%
08                      HMB-Atlanta I LP (Spring Branch) 99%
08                      Holy Family Associates LP 99%
08                      Lackawana Housing Associates LLC (Goodwill Neighborhood Residences) 99%
08                      Maplewood School Apartments LP 99%
08                      Mar Associates LP (Frank Mar) 99%
08                      McFarland Press Associates LP 99%
08                      Mercantile Housing LLC (Mercantile Square) 99%
08                      Merrill Road Associates LP 99%
08                      MH I LP 99%
09                         California Park Apartments LP 99%
08                      MHICAL 94 LP (Delaware partnership) 99%LP
09                         Mayacamas Village Associates LP 99%
09                         West Capital Courtyard LP 99%
08                      MHICAL 95 LP (Delaware partnership) 99%LP
09                         Abby Associates LP (Windmere) 99%
09                         Colina Vista LP 99%
09                         ECH/HFC GP Partnership No. 2 43.3%GP
10                            Edison Capital Housing Partners VIII LP 18.5396%GP
11                               Catalonia Associates LP 99%
11                               Ohlone Housing Associates LP 99%
09                         Mercy Housing California VI LP (205 Jones) 99%
08                      MHICAL 96 LP (Delaware partnership) 99%LP
09                         Greenway Village Associates LP 99%
09                         Kennedy Court Partners LP 99%
09                         Klamath Associates LP 99%
09                         Westgate Townhomes Associates LP 99%
08                      Mid-Peninsula Century Village Associates LP (Century Village) 99%
08                      Mission Capp LP 99%
08                      Mission Housing Partnership 1996 LP (Delaware partnership) 99%LP
08                      Neary Lagoon Partners LP 99%
08                      North Park Village LLC 99%
08                      Oceanside Gardens LP 99%
08                      Omaha Amber Ridge LP (Amber Ridge) 98.9%
08                      Open Door Associates LP (West Valley) 99%
08                      Palmer House LP 99%
08                      Richmond City Center Associates LP 99%
08                      Riverside/Liebrandt Partners LP (La Playa) 99%
08                      Roebling Village Inn Urban Renewal LP 99%
08                      Rosebloom Associates LP (Oakshade) 99%
08                      San Pablo Senior Housing Associates LP 99%
08                      San Pedro Gardens Associates LP 99%
08                      Santa Paulan Senior Apartments Associates LP (The Paulan) 99%
08                      South Beach Housing Associates LP (Steamboat) 99%
08                      South Winery Associates LP (The Winery Apartments) 99%
08                      Stoney Creek Associates LP 99%

08                      Studebaker Building LP 99%
08                      Sultana Acres Associates LP 99%
08                      Thomson Rental Housing, LP (Washington Place) 99%
08                      Tuscany Associates LP (Tuscany Villa) 99%
08                      Villa Maria Housing LP 99%
08                      Washington Creek Associates LP 99%
08                      Westport Village Homes Associates LP 99%
08                      Wheeler Manor Associates LP 99%
08                      YWCA Villa Nueva Partners LP 99%
05            MHICAL 96 COMPANY
              [owns 8.96% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
06               MHICAL 96 LP 99%
07                  ECH/HFC GP Partnership No. 1 50.44%GP
08                      Edison Capital Housing Partners VII LP 19.4187%GP
09                         C-Court LP (Cawelti Court) 99%
09                         Cottonwood Affordable Housing LP (Verde Vista) 99%
09                         Fifth and Wilshire Apartments LP 99%
09                         Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%
09                         Huff Avenue Associates LP 99%
09                         Mountain View Townhomes Associates LP 99%
09                         Oak Forest Associates LP 99%
09                         Paradise Road Partners LP (Gateway Village) 99%
09                         Woodland Arms Apartments, Ltd. 99%
07                  Edison Capital Affordable Housing 99A G.P. 36.47%GP
08                      Edison Capital Housing Partners IX LP 13.5533%GP
09                         1010 SVN Associates LP 99.9%
09                         2814 Fifth Street Associates LP (Land Park Woods) 99%
09                         Alma Place Associates LP 99%
09                         Knolls Community Associates LP 99.9%
09                         Monterra Village Associates LP 99%
09                         Pacific Terrace Associates LP 99.9%
09                         PVA LP (Park Victoria) 99%
09                         Sherman Glen, L.L.C. 99%
09                         Strobridge Housing Associates LP 99%
09                         Trolley Terrace Townhomes LP 99.9%
09                         Walnut Avenue Partnership LP 99%
05            MHICAL 97 COMPANY
06               MHICAL 97 LP 99%
07                  ECH/HFC GP Partnership No. 1 14.66%GP
08                      Edison Capital Housing Partners VII LP 19.4187%GP
09                         C-Court LP (Cawelti Court) 99%
09                         Cottonwood Affordable Housing LP (Verde Vista) 99%
09                         Fifth and Wilshire Apartments LP 99%
09                         Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%
09                         Huff Avenue Associates LP 99%
09                         Mountain View Townhomes Associates LP 99%
09                         Oak Forest Associates LP 99%
09                         Paradise Road Partners LP (Gateway Village) 99%
09                         Woodland Arms Apartments, Ltd. 99%
07                  Edison Capital Affordable Housing 99A G.P. 33.05%
08                      Edison Capital Housing Partners IX LP 13.5533%GP
09                         1010 SVN Associates LP 99.9%
09                         2814 Fifth Street Associates LP (Land Park Woods) 99%
09                         Alma Place Associates LP 99%
09                         Knolls Community Associates LP 99.9%
09                         Monterra Village Associates LP 99%
09                         Pacific Terrace Associates LP 99.9%
09                         PVA LP (Park Victoria) 99%
09                         Sherman Glen, L.L.C. 99%
09                         Strobridge Housing Associates LP 99%
09                         Trolley Terrace Townhomes LP 99.9%
09                         Walnut Avenue Partnership LP 99%
06               MHICAL 97 LP 99%LP

07                  Garnet Housing Associates LP 99%
05            MHICAL 97 LP 1%GP
06               ECH/HFC GP Partnership No. 1 14.66%GP
07                  Edison Capital Housing Partners VII LP 19.4187%GP
08                      C-Court LP (Cawelti Court) 99%
08                      Cottonwood Affordable Housing LP (Verde Vista) 99%
08                      Fifth and Wilshire Apartments LP 99%
08                      Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%
08                      Huff Avenue Associates LP 99%
08                      Mountain View Townhomes Associates LP 99%
08                      Oak Forest Associates LP 99%
08                      Paradise Road Partners LP (Gateway Village) 99%
08                      Woodland Arms Apartments, Ltd. 99%
06               Edison Capital Affordable Housing 99A G.P. 33.05%GP
07                  Edison Capital Housing Partners IX LP 13.5533%GP
08                      1010 SVN Associates LP 99.9%
08                      2814 Fifth Street Associates LP (Land Park Woods) 99%
08                      Alma Place Associates LP 99%
08                      Knolls Community Associates LP 99.9%
08                      Monterra Village Associates LP 99%
08                      Pacific Terrace Associates LP 99.9%
08                      PVA LP (Park Victoria) 99%
08                      Sherman Glen, L.L.C. 99%
08                      Strobridge Housing Associates LP 99%
08                      Trolley Terrace Townhomes LP 99.9%
08                      Walnut Avenue Partnership LP 99%
06               Garnet Housing Associates LP 99%
05            MHIFED 94 LP (Delaware partnership) 1%GP; 99%LP to Bell Atlantic
06               Berry Avenue Associates LP 99%
06               Carlton Way Apartments LP 99%
06               CDR Senior Housing Associates (Casa del Rio) 99%
06               Corona Ely/Ranch Associates LP 99%
06               Fairview Village Associates LP 99%
06               Fell Street Housing Associates LP 99%
06               Hope West Apartments LP 99%
06               Morrone Gardens Associates LP 99%
06               Pajaro Court Associates LP 99%
06               Tierra Linda Associates LP 99%
06               Tlaquepaque Housing Associates LP 99%
05            MHIFED 95 LP (Delaware partnership) 1%GP; 99%LP to Bell Atlantic
06               1101 Howard Street Associates LP 99%
06               Avalon Courtyard LP (Carson Senior Housing) 99%
06               Hollywood El Centro LP 99%
06               La Brea/Franklin LP 99%
06               Larkin Pine LP 99%
06               Mercy Housing California III LP (3rd and Reed) 99%
06               Pinole Grove Associates LP 99%
06               Second Street Center LP (Santa Monica) 99%
06               Solinas Village Partners LP 99%
06               Three Oaks Housing LP 99%
05            MHIFED 96 LP (Delaware partnership) 5%GP; 95%LP to Cargill
06               Lavell Village Associates LP 99%
06               North Town Housing Partners LP (Villa del Norte Village) 99%
06               Poco Way Associates LP 99%
06               Seasons Affordable Senior Housing LP 99%
05            MHIFED 96A LP (Delaware partnership) 1%GP; 99%LP to Bell Atlantic
06               Good Samaritan Associates LP 99%
06               Metro Senior Associates LP 99%
06               Oxnard Housing Associates LP 99%
06               Reseda Village LP 99%
06               Round Walk Village Apartments LP 99%
06               Santa Alicia Family Housing Associates 99%
06               Vine Street Court LP 99%

06               Vine Street Court LP II 99%
05            Mid-Peninsula Sharmon Palms Associates LP (Sharmon Palms) 99%
05            MISSION HOUSING ALPHA
06               LL Housing LLC 24.5%
07                  Laurel Lakes LP 1%
06               Quebec Arms Apartments LP 0.05% GP
06               University Manor Apartment LP 0.05% GP
05            MISSION HOUSING BETA
              [owns 2.58% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
05            MISSION HOUSING DELTA
              [owns 1.07% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
06               MH II LP 99%
07                  5363 Dent Avenue Associates LP 99%
06               MH III LP 99%
07                  DeRose Housing Associates LP 99%
06               MH IV LP 99%
07                  MPT Apartments LP (MacArthur Park) 99%
06               MH V LP 99%
07                  Centennial Place LP 99%
05            MISSION HOUSING DENVER
              [owns 5.67% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
05            MISSION HOUSING EPSILON
              [owns 0.54% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
06               Edison Capital Affordable Housing 99A G.P. 2.78%
07                  Edison Capital Housing Partners IX LP 13.5533%GP
08                      1010 SVN Associates LP 99.9%
08                      2814 Fifth Street Associates LP (Land Park Woods) 99%
08                      Alma Place Associates LP 99%
08                      Knolls Community Associates LP 99.9%
08                      Monterra Village Associates LP 99%
08                      Pacific Terrace Associates LP 99.9%
08                      PVA LP (Park Victoria) 99%
08                      Sherman Glen, L.L.C. 99%
08                      Strobridge Housing Associates LP 99%
08                      Trolley Terrace Townhomes LP 99.9%
08                      Walnut Avenue Partnership LP 99%
06               Hotel Elkhart L.L.C. (The Cornerstone) 99%
05            MISSION HOUSING GAMMA
              [owns 1.73% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
05            MISSION HOUSING HOLDINGS
              [owns 13.10% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
05            Mission Housing Partnership 1996 LP (Delaware partnership) 1%GP
05            MISSION HOUSING THETA
06               MISSION FUNDING THETA
                 [owns 0.01% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
07                  Edison Capital Affordable Housing 99A G.P. 0.01%
08                      Edison Capital Housing Partners IX LP 13.5533%GP
09                         1010 SVN Associates LP 99.9%
09                         2814 Fifth Street Associates LP (Land Park Woods) 99%
09                         Alma Place Associates LP 99%
09                         Knolls Community Associates LP 99.9%
09                         Monterra Village Associates LP 99%
09                         Pacific Terrace Associates LP 99.9%
09                         PVA LP (Park Victoria) 99%
09                         Sherman Glen, L.L.C. 99%
09                         Strobridge Housing Associates LP 99%
09                         Trolley Terrace Townhomes LP 99.9%
09                         Walnut Avenue Partnership LP 99%
07                  Edison Capital Affordable Housing 99B G.P. 0.01%
08                      Edison Capital Housing Partners X LP 19.3952%GP
09                         Beacon Manor Associates LP 99.9%
09                         Boulder Creek Apartments LP 99.9%
09                         Burlington Senior Housing LLC 99.9%

09                         CCS/Renton Housing LP (Renton) 99.9%
09                         Coolidge Station Apartments L.L.C. 99%
09                         Lark Ellen LP 99%
09                         Mercy Housing California IX LP (Sycamore) 99.9%
09                         Morgan Hill Ranch Housing LP 99%
09                         Pacifica Community Associates LP (Villa Pacifica) 99.9%
09                         Persimmon Associates LP (Persimmon Tree) 99%
09                         Providence-Brown Street Housing LP (Brown Street) 99.9%
09                         San Juan Commons 1996 LP 99.9%
09                         Timber Sound, Ltd. 99%
09                         Timber Sound II, Ltd. 99%
09                         Trinity Park Apartments LP 99.9%
09                         Venbury Trail LP 99.9%
07                  Oakdale Terrace Leased Housing Associates LP 0.01%
07                  Westfield Condominium Investment LP 0.01%
06               Mission Housing Investors Partnership 5%GP; 95%LP to GECC
07                  1028 Howard Street Associates LP 99%
07                  Forest Winds Associates LP 99%
07                  Glen Eden Associates LP (A Street) 99%
07                  Gray's Meadows Investors LP 99%
07                  Prince Bozzuto LP (Fairground Commons) (Maryland partnership) 99%
07                  Rancho Park Associates LP 99%
07                  Rustic Gardens Associates LP 99%
07                  Sea Ranch Apartments LP 99%
07                  Springdale Kresson Associates LP (Jewish Federation) (New Jersey partnership) 99%
05            MISSION HOUSING ZETA
              [owns 5.35% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
05            National Boston Lofts Associates LLLP (Boston Lofts) 99%
05            Oakdale Terrace Leased Housing Associates LP 98.99%
05            Olive Court Apartments LP 98.9%
05            Pacific Vista Las Flores LP (Vista Las Flores) 99.9%
05            Pilot Grove LP (Massachusetts partnership) 99%
05            Post Office Plaza LP (Ohio partnership) 99%
05            Tabor Grand LP (Colorado partnership) 99%
05            West Valley Hart LP (Hart and Alabama) 99.9%
05            Westfield Condominium Investment LP 98.99%
05            White Mountain Apache LP 99%
04        EDISON FUNDING OMICRON INCORPORATED (Delaware corporation) (formerly Edison Funding Omicron GP) 0.08%
          [also owned 55.52% by Edison Capital Housing Investments and 44.40% by Edison Housing Consolidation Co.]
05            Cincinnati Ravenwood Apts, LP 99%
05            EDISON FUNDING OLIVE COURT 100%
06               Olive Court Housing Associates LP 1.1%
04        MISSION FUNDING BETA
04        MISSION FUNDING EPSILON
05            Edison Capital (Bermuda) Investments, Ltd. (Bermuda corporation)
              Address:  Clarendon House, 2 Church Street, Hamilton HM CX, Bermuda
06               Edison Capital LAI (Bermuda) Ltd. (Bermuda corporation)
                 Address:  Clarendon House, 2 Church Street, P.O. Box HM666, Hamilton HM CX, Bermuda
07                  Trinidad and Tobago Methanol Company Limited (equity) 1.0%
06               Edison Capital Latin American Investments (Bermuda) Ltd. (Bermuda corporation) 33.3%
                 Address:  Clarendon House, 2 Church Street, P.O. Box HM666, Hamilton HM CX, Bermuda
07                  AIG Asian Infrastructure Fund II LP 5.8%
07                  AIG-GE Capital Latin American Infrastructure Fund LP 8%
07                  AIG Emerging Europe Infrastructure Fund LP 22.70%
07                  AIG Emerging Europe Infrastructure Management LP 18.05%GP
05            Edison Capital International (Bermuda) Ltd. (Bermuda corporation)
              Address:  Clarendon House, 2 Church Street, P.O. Box HM666, Hamilton HM CX, Bermuda
06               Edison Capital Latin American Investments (Bermuda) Ltd. (Bermuda corporation) 33.3%
07                  AIG Asian Infrastructure Fund II LP 5.8%
07                  AIG-GE Capital Latin American Infrastructure Fund LP 7.89%
08                      Andes Energy XII Ltd. 100%

09                         Paz Holdings Ltd. 43.22%
10                            Compania Adminstradora de Empresas Bolivia S.A. ("Cade") 12.55% (Bolivian service company)
                              Address:  Edificio Electropaz SA, subsuelo Plaza Venezuela No. 1401 esq. Loayza, La
                              Paz, Bolivia
10                            Electricidad de La Paz S.A. ("Electropaz") (equity) 10% (Bolivian foreign utility company) [See 4.EC01]
                              Address:  Avenida Illimani l973, Casilla 10511, La Paz, Bolivia
10                            Empresa de Luz y Fuerza Electrica de Oruro S.A. ("Elfeo") 12.55% (Bolivian foreign utility company) [See 4.EC02]
                              Address:  Calle Junin No. 710, Casilla No. 53, Oruro, Bolivia
10                            Empresa de Servicios Edeser S.A. ("Edeser") 12.55% (Bolivian
                              service company)
                              Address:  Iturralde No. 1309, Miraflores, La Paz, Bolivia
07                  AIG Emerging Europe Infrastructure Fund LP 22.7%
07                  AIG Emerging Europe Infrastructure Management LP 18.05%GP
06               Olmeca Cable Investments Ltd. (Mandeville Mexico, S.A.) 21.7%
06               Paz Holdings Ltd. 30.42%
07                  Compania Adminstradora de Empresas Bolivia S.A. ("Cade") 12.55% (Bolivian service company)
                    Address:  Edificio Electropaz SA, subsuelo Plaza Venezuela No. 1401 esq. Loayza, La Paz,
                    Bolivia
07                  Electricidad de La Paz S.A. ("Electropaz") (equity) 10% (Bolivian foreign utility company)
                    [See 4.EC01]
                    Address:  Avenida Illimani 1973, Casilla 10511, La Paz, Bolivia
07                  Empresa de Luz y Fuerza Electrica de Oruro S.A. ("Elfeo") 12.55% (Bolivian foreign utility company) [See 4.EC02]
                    Address:  Calle Junin No. 710, Casilla No. 53, Oruro, Bolivia
07                  Empresa de Servicios Edeser S.A. ("Edeser") 12.55% (Bolivian service company)
                    Address:  Iturralde No. 1309, Miraflores, La Paz, Bolivia
05            Edison Capital Latin American Investments Holding Company (Delaware corporation)
06               Edison Capital Latin American Investments (Bermuda) Ltd. (Bermuda corporation) 33.3%
07                  AIG Asian Infrastructure Fund II LP 5.8%
07                  AIG-GE Capital Latin American Infrastructure Fund LP 7.89%
07                  AIG Emerging Europe Infrastructure Fund LP 22.70%
07                  AIG Emerging Europe Infrastructure Management LP 18.05%GP
05            Edison Capital (Netherlands) Holdings Company B.V.
              Address:  Herengracht 548, 1017 CG Amsterdam, Netherlands
06               Edison Capital (Netherlands) Investments B.V.
                 Address:  Herengracht 548, 1017 CG Amsterdam, Netherlands
05            MISSION FUNDING ALPHA
06               MISSION FUNDING MU
07                  EPZ Mission Funding Mu Trust (equity interest in foreign utility company) [See 4.EC03]
                    Address:  c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Square,
                    Wilmington, Delaware 19890-0004
05            MISSION FUNDING DELTA
05            MISSION FUNDING NU
06               EPZ Mission Funding Nu Trust (equity interest in foreign utility company) [See 4.EC04]
                 Address:  c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Square,
                    Wilmington, Delaware 19890-0004
05            Mission Investments, Inc. (U.S. Virgin Islands corp.)
              Address:  ABN Trustcompany, Guardian Building, Havensight, 2nd Floor, St. Thomas, U.S. Virgin
              Islands
05            Mission (Bermuda) Investments, Ltd. (Bermuda corp.)
              Address:  Clarendon House, 2 Church Street, Hamilton HM CX, Bermuda
04        MISSION FUNDING GAMMA
04        MISSION FUNDING KAPPA
05            ABB Funding Partners, LP 14.27%
04        MISSION FUNDING ZETA
05            Huntington LP (New York partnership) 50%

05            Lakota Ridge LLC 75% [See 4.EC05]
              Address:  c/o DanMar & Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164
05            Shaokatan Hills LLC 75% [See 4.EC06]
              Address:  c/o DanMar & Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164
05            Woodstock Hills LLC 75% [See 4.EC07]
              Address:  c/o DanMar & Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164
04        MISSION IOWA WIND COMPANY
05            Storm Lake Power Partners I LLC (99%) [See 4.EC08]

02        MISSION LAND COMPANY is a California corporation having its principal place of business at 18101 Von
          Karman Avenue, Suite 1700, Irvine, California 92612-1046.  It is engaged, directly and through its subsidiaries, in the business of owning, managing and selling industrial parks and other real property investments.  The subsidiaries and partnerships of Mission Land Company are listed below.  Unless otherwise indicated, all entities are corporations, are organized under the laws of the State of
          California, and have the same principal place of business as Mission Land Company.

03     ASSOCIATED SOUTHERN INVESTMENT COMPANY
03     CALABASAS PALATINO, INC. (inactive)
03     Centrelake Partners, LP (limited partnership) 98%LP (inactive)
03     IRWINDALE LAND COMPANY (inactive)
03     MISSION AIRPORT PARK DEVELOPMENT CO. (inactive)
04        Centrelake Partners, LP (limited partnership) 2%GP (inactive)
04        Mission Vacaville LP (limited partnership) 1%GP (inactive)
03     MISSION INDUSTRIAL CONSTRUCTORS, INC. (inactive)
03     Mission-Oceangate 75%GP (inactive)
03     MISSION/ONTARIO, INC. (inactive)
03     MISSION SOUTH BAY COMPANY (inactive)
04        Mission-Oceangate 25%GP (inactive)
03     MISSION TEXAS PROPERTY HOLDINGS, INC. (inactive)
03     Mission Vacaville LP (limited partnership) 99%LP (inactive)

02        MISSION POWER ENGINEERING COMPANY is an inactive California corporation having its principal place of business at 2244 Walnut Grove Avenue, Rosemead, California 91770.  The subsidiary of Mission Power
          Engineering Company is listed below.

03     ASSOCIATED SOUTHERN ENGINEERING COMPANY (inactive California corporation)

02        MISSION ENERGY HOLDING COMPANY is a Delaware corporation having its principal place of business at 2600
          Michelson Drive, Suite 1700, Irvine, California 92612.  Mission Energy Holding Company owns the stock of Edison Mission Energy and also acts as a financing vehicle.

03     EDISON MISSION ENERGY is a Delaware corporation having its principal place of business at 18101 Von Karman
       Avenue, Suite 1700, Irvine, California 92612-1046.  Edison Mission Energy owns the stock of a group of corporations which, primarily through partnerships with non-affiliated entities, are engaged in the business of developing, owning, leasing and/or operating cogeneration, geothermal and other energy or energy-related projects pursuant to the Public Utility Regulatory Policies Act of 1978.  Edison Mission
       Energy, through wholly owned subsidiaries, also has ownership interests in a number of independent power projects in operation or under development that either have been reviewed by the Commission's staff for compliance with the Act or are or will be exempt wholesale generators or foreign utility companies under the Energy Policy Act of 1992.  In addition, some Edison Mission Energy subsidiaries have made fuel-related investments and a limited number of non-energy related investments.  The subsidiaries and partnerships of Edison Mission Energy are listed below.  Unless otherwise indicated, all entities are corporations, are organized under the laws of the State of California and have the same principal place of business as Edison Mission Energy.

EDISON MISSION ENERGY DOMESTIC COMPANIES:
04     AGUILA ENERGY COMPANY (LP)
05        American Bituminous Power Partners, LP (Delaware limited partnership) 49.5%; 50% with Pleasant Valley
          Address:  Grant Town Power Plant, Highway 17, Grant Town, WV 26574
06            American Kiln Partners, LP (Delaware limited partnership) (inactive) 49.5% of 53%
04     ANACAPA ENERGY COMPANY (GP)

05        Salinas River Cogeneration Company (California general partnership) 50%
          Address:  Star Route 42, Sargents Road, San Ardo, CA 93450
04     ARROWHEAD ENERGY COMPANY (inactive)
05        Crown Energy, L.P. (New Jersey limited partnership) (inactive) 50%LP; 100% w/ Thorofare, Mission/Eagle
06            Crown Vista Urban Renewal Corporation  (inactive) 50%
04     BALBOA ENERGY COMPANY (GP) (inactive)
05        Smithtown Cogeneration, L.P. (Delaware limited partnership) (inactive) 50%; 100% w/ Kingspark
04     BLUE RIDGE ENERGY COMPANY (GP) (inactive)
05        Bretton Woods Cogeneration, LP (Delaware limited partnership) (inactive) 50%; 100% w/ Bretton Woods
04     BRETTON WOODS ENERGY COMPANY (GP and LP) (inactive)
05        Bretton Woods Cogeneration, LP (Delaware LP) (inactive) 50%; 100% w/ Blue Ridge
04     CAMINO ENERGY COMPANY (GP)
05        Watson Cogeneration Company (California general partnership) 49%
04     CENTERPORT ENERGY COMPANY (GP and LP) (inactive)
05        Riverhead Cogeneration I, LP (Delaware limited partnership) (inactive) 50%; 100% w/ Ridgecrest
04     CHESAPEAKE BAY ENERGY COMPANY (GP) (inactive)
05        Delaware Clean Energy Project (Delaware general partnership) (inactive)50%
04     CHESTER ENERGY COMPANY (inactive)
04     CLAYVILLE ENERGY COMPANY (inactive)
05        Oconee Energy, LP (Delaware limited partnership) (inactive) 50%; 100% w/Coronado
04     COLONIAL ENERGY COMPANY (inactive)
04     CORONADO ENERGY COMPANY (inactive)
05        Oconee Energy, LP (Delaware limited partnership) (inactive) 50%; 100% with Clayville
04     CRESCENT VALLEY ENERGY COMPANY (inactive)
04     DEL MAR ENERGY COMPANY (GP)
05        Mid-Set Cogeneration Company (California general partnership) 50%
          Address:  13705 Shalae Road, Fellows, CA 93224
04     DELAWARE ENERGY CONSERVERS, INC. (Delaware corporation) (inactive)
04     DESERT SUNRISE ENERGY COMPANY (Nevada corporation) (inactive)
04     DEVEREAUX ENERGY COMPANY (LP) (inactive)
04     EAST MAINE ENERGY COMPANY (inactive)
04     EDISON ALABAMA GENERATING COMPANY (inactive)
04     EDISON MISSION DEVELOPMENT, INC. (Delaware corporation) 100%
04     EDISON MISSION ENERGY FUEL
05        EDISON MISSION ENERGY OIL & GAS [sold 01/07/2004]
06            Four Star Oil & Gas Company (Delaware corporation) 35.84% [sold 01/07/2004]
              Address:  200 Westchester Avenue, White Plains, NY 10650
05        EDISON MISSION ENERGY PETROLEUM
05        POCONO FUELS COMPANY (inactive)
05        SOUTHERN SIERRA GAS COMPANY
06            TM Star Fuel Company (California general partnership) 50%
04     EDISON MISSION ENERGY FUNDING CORP. (Delaware corporation) 1%
04     Edison Mission Energy Interface Ltd. (Canadian corporation)
       Address:  2 Sheppard Ave. E. #200, North York, Ontario, Canada
05        The Mission Interface Partnership (Province of Ontario general partnership) 50%
04     EDISON MISSION ENERGY SERVICES, INC. [formerly Edison Mission
       Energy Fuel Services, Inc.] [PowerGen project]
04     EDISON MISSION FUEL RESOURCES, INC. (Delaware corporation) [Com Ed Project
04     EDISON MISSION FUEL TRANSPORTATION, INC. (Delaware corporation) [Com Ed Project]
04     EDISON MISSION MARKETING & TRADING, INC. [Com Ed Project]
05        Midwest Generation Energy Services, LLC (Delaware LLC) (formerly CP Power Sales Eighteen, L.L.C.) 100%
04     EDISON MISSION HOLDINGS CO. (formerly EME Homer City Holdings Co.)
05        CHESTNUT RIDGE ENERGY COMPANY 100%
06            EME HOMER CITY GENERATION, L.P. (Pennsylvania limited partnership) 99%LP [See 4.EME01]
              Address:  1750 Power Plant Road, Homer City, PA 15748-8009
05        EDISON MISSION FINANCE CO. 100%
05        HOMER CITY PROPERTY HOLDINGS, INC. 100%

05        MISSION ENERGY WESTSIDE, INC. 100%
06            EME HOMER CITY GENERATION, L.P. (Pennsylvania limited partnership) 1%GP [See 4.EME01]
              Address:  1750 Power Plant Road, Homer City, PA 15748-8009
04     EDISON MISSION OPERATION & MAINTENANCE, INC.
04     EDISON MISSION PROJECT CO. (formerly EME UK International, Inc.) (Delaware corporation) 100% [holds 100%
       of the issued and outstanding Class D shares of MEC International B.V. (0.01%)--see INTERNATIONAL section]
04     EL DORADO ENERGY COMPANY (GP) (inactive)
04     EME CP HOLDINGS CO. (Delaware corporation)
05        Bretton Woods Funding I, L.L.C. (Delaware limited liability company)
05        CP Power Sales Seventeen, L.L.C. (Delaware limited liability company)
05        CP Power Sales Nineteen, L.L.C. (Delaware limited liability company) (inactive)
05        CP Power Sales Twenty, L.L.C. (Delaware limited liability company) (inactive)
05        Sunapee Funding I, L.L.C. (Delaware LLC) (inactive)
04     EME EASTERN HOLDINGS CO. (Delaware corporation)
05        Athens Funding, L.L.C. (Delaware limited liability company)
05        Citizens Power Holdings One, LLC (Delaware limited liability company)
06            CL Power Sales One, L.L.C. (Delaware LLC) 25%
06            CL Power Sales Two, L.L.C. (Delaware LLC) 25%
06            CL Power Sales Six, L.L.C. (Delaware LLC) 25%
06            CL Power Sales Seven, L.L.C. (Delaware LLC) 25%
06            CL Power Sales Eight, L.L.C. (Delaware LLC) 25%
06            CL Power Sales Nine, L.L.C. (Delaware LLC) 25%
06            CL Power Sales Ten, L.L.C. (Delaware LLC) 25%
05        CP Power Sales Twelve, L.L.C. (Delaware limited liability company)
04     EMOM SERVICES, INC. (Delaware corporation)
04     EMP, INC. (Oregon corporation) (GP and LP) (inactive)
05        GEO East Mesa Limited Partnership 50% [cancelled effective 04/30/2003]
06            GEO East Mesa Electric Co. (Nevada Corporation) 100% [dissolved 05/05/2003]
04     FOUR COUNTIES GAS COMPANY (inactive)
04     GLOBAL POWER INVESTORS, INC. (Delaware corporation)
04     Hancock Generation LLC (Delaware limited liability company) (inactive)
04     HOLTSVILLE ENERGY COMPANY (GP and LP) (inactive)
05        Brookhaven Cogeneration, LP (Delaware limited partnership) (inactive) 50%; 100% w/ Madera
04     INDIAN BAY ENERGY COMPANY (GP and LP) (inactive)
05        Riverhead Cogeneration III, LP (Delaware limited partnership) (inactive) 50%; 100% w/ Santa Ana
04     JEFFERSON ENERGY COMPANY (GP and LP) (inactive)
04     KINGS CANYON ENERGY COMPANY (inactive)
04     KINGSPARK ENERGY COMPANY (GP and LP) (inactive)
05        Smithtown Cogeneration, LP (Delaware limited partnership) (inactive) 50%; 100% w/ Balboa
04     LAGUNA ENERGY COMPANY (inactive)
04     LA JOLLA ENERGY COMPANY (inactive)
04     LAKEVIEW ENERGY COMPANY (inactive)
05        Georgia Peaker, LP (Delaware limited partnership) (inactive) 50%; 100% w/ Silver Springs
04     LEHIGH RIVER ENERGY COMPANY (inactive)
04     LONGVIEW COGENERATION COMPANY  (inactive)
04     MADERA ENERGY COMPANY (GP) (inactive)
05        Brookhaven Cogeneration, LP (Delaware partnership) (inactive) 50%; 100% w/ Holtsville
04     MADISON ENERGY COMPANY (LP) (inactive)
05        Gordonsville Energy, L.P. (Delaware limited partnership) 49%; 50% w/ Rapidan [See 4.EME02]
          Address:  115 Red Hill Road, Gordonsville, VA 22942 [sold 11/21/2003]
04     MIDWEST GENERATION EME, LLC (Delaware LLC) 100%
       Address:  One Financial Place, 400 South LaSalle Street, Suite 3410, Chicago, Illinois 60605
05        COLLINS HOLDINGS EME, LLC (Delaware limited liability company) (inactive)
          Address:  One Financial Place, 400 South LaSalle Street, Suite 3410, Chicago, Illinois 60605
05        EDISON MISSION MIDWEST HOLDINGS CO. (Delaware corporation) 100%
          Address:  One Financial Place, 400 South LaSalle Street, Suite 3410, Chicago, Illinois 60605
06            EDISON MISSION ENERGY FUEL SERVICES, LLC (Delaware limited liability company)
              Address:  One Financial Place, 440 South LaSalle Street, Suite 3500, Chicago, Illinois 60605
06            EDISON MISSION OVERSEAS CO. (Delaware corporation) (Com Ed project) 100%

              Address:  One Financial Place, 400 South LaSalle Street, Suite 3410, Chicago, Illinois 60605
07               Edison Mission Overseas Ltd. (UK company) (Com Ed project) 100%
                 Address:  One Financial Place, 400 South LaSalle Street, Suite 3410, Chicago, Illinois 60605
06            MIDWEST GENERATION, LLC (Delaware LLC) (Com Ed project) 100% [See 4.EME03]
              Address:  One Financial Place, 400 South LaSalle Street, Suite 3410, Chicago, Illinois 60605
              Crawford Station, 3501 South Pulaski Road, Chicago, IL 60608
              Collins Station, 4200 East Pine Bluff Road, Morris, IL 60623
              Fisk Station, 1111 West Cermak Road, Chicago, IL 60608
              Joliet Station, 1800 Channahon Road, Joliet, IL 60436
              Powerton Station, 13082 East Manito Road, Pekin, IL 61554
              Waukegon Station, 10 Greenwood Avenue, Waukegan, IL 60087
              Will County Station, 529 East Romeo Road, Romeoville, IL 60441
04     MIDWEST PEAKER HOLDINGS, INC. (Delaware corporation) 100%
04     Mission Capital, LP (Delaware limited partnership) 3%; MIPS partnership
04     MISSION DEL CIELO, INC. (Delaware corporation) 100%
05        Mission del Sol, LLC (Delaware limited liability company) 100%
06            Sunrise Power Company, LLC (Delaware LLC) 50% [EWG] [See 4.EME04]
              Address:  12857 Sunrise Power Road, Fellows, CA 93224
07               Mission De Las Estrellas LLC (Delaware corporation) 100%
04     MISSION/EAGLE ENERGY COMPANY (inactive)
05        Crown Energy, L.P. (New Jersey limited partnership) (inactive) 2%GP; 100% w/ Arrowhead, Thorofare
06            Crown Vista Urban Renewal Corporation  (inactive) 50%
04     MISSION ENERGY CONSTRUCTION SERVICES, INC.
04     MISSION ENERGY GENERATION, INC. (inactive)
04     MISSION ENERGY HOLDINGS, INC.
05        Mission Capital, LP (Delaware LP) 97%; MIPS partnership
04     MISSION ENERGY HOLDINGS INTERNATIONAL, INC. (Delaware corporation) [holds 100% of the issued and outstanding Class A shares of MEC International B.V. (99.97%)--see INTERNATIONAL section]
05        EME Investments, LLC (Delaware LLC) 100% (inactive)
05        EME SOUTHWEST POWER CORPORATION (Delaware corporation) 100% [holds 100% of the issued and outstanding
          Class C shares of MEC International B.V. (0.01%)--see INTERNATIONAL section]
05        EME UK International LLC (Delaware LLC) 100% [holds 100% of the issued and outstanding Class B stock of
          MEC International B.V. (0.01%)--see INTERNATIONAL section]
04     MISSION ENERGY INDONESIA (inactive)
04     MISSION ENERGY MEXICO (inactive) formerly the branch office in Mexico (no partnership)
04     MISSION ENERGY NEW YORK, INC. (GP and LP)
05        Brooklyn Navy Yard Cogeneration Partners, LP (Delaware limited partnership) 50% [See 4.EME05]
          Address:  Flushing Avenue, Cumberland Street, Building 41, Brooklyn, NY 11205
04     MISSION ENERGY WALES COMPANY
05        Mission Hydro Limited Partnership (UK limited partnership) 30%
          Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
06            EME Generation Holdings Limited (UK company) 100%
              Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               Edison Mission Operation & Maintenance Limited (a United Kingdom corporation) 100%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               EME Victoria Generation Limited (UK company) 100%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
08                  Energy Capital Partnership (Australian partnership) 98%
09                      Enerloy Pty Ltd. (Australian company) 100%
08                  Mission Energy Development Australia Pty Ltd. (Australian company) 100%
                    Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                    Victoria, Australia
09                      Gippsland Power Pty Ltd 100%
                        Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                        Victoria, Australia
10                         Loy Yang B Joint Venture 49% [See 4.EME06]
                           Address:  Bartons Lane, Loy Yang, Victoria, Australia 3844
07               Energy Capital Partnership (Australia partnership) 1%LP
08                  Enerloy Pty Ltd. (Australia company) 100%

07               FHH No. 1 Limited (UK company) 100%
                 Address:  Lansdowne House, Berkeley Square, London W1J 6ER England
08                  First Hydro Holdings Company (Australia partnership) 99%
                    Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
09                      First Hydro Company 99% [See 4.EME07]
                        Address:  Bala House, St. David's Park, Ewloe, Deeside, Flintshire, Wales CH5 3XJ
09                      First Hydro Finance plc 100%
                        Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
10                         First Hydro Company 1% [See 4.EME07]
                           Address:  Bala House, St. David's Park, Ewloe, Deeside, Flintshire, Wales CH5 3XJ
07               Loyvic Pty. Ltd. (Australian company) 100%
                 Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
                 Australia
08                  Energy Capital Partnership (Australia partnership) 1%
                    Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                    Victoria, Australia
09                      Enerloy Pty Ltd. (Australian company) 100%
                        Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                        Victoria, Australia
04     MISSION TRIPLE CYCLE SYSTEMS COMPANY (GP) (inactive)
05        Triple Cycle Partnership (Texas general partnership) (inactive) 50%
04     NORTH JACKSON ENERGY COMPANY (inactive)
04     NORTHERN SIERRA ENERGY COMPANY (GP) (inactive)
05        Sobel Cogeneration Company (California general partnership) (inactive) 50%
04     ORTEGA ENERGY COMPANY (inactive)
04     PANTHER TIMBER COMPANY (GP) (inactive)
05        American Kiln Partners, LP (Delaware limited partnership) (inactive)2%
04     PARADISE ENERGY COMPANY (inactive)
05        Vista Energy, L.P. (New Jersey limited partnership) (inactive) 50%; 100% w/ Vista Energy
          Company
06            Crown Vista Urban Renewal Corporation (inactive) 50%
04     PLEASANT VALLEY ENERGY COMPANY (GP)
05        American Bituminous Power Partners, LP (Delaware limited partnership) 0.5%; 50% w/ Aguila
          Address:  Grant Town Power Plant, Highway 17, Grant Town, WV 26574
06            American Kiln Partners, LP (Delaware limited partnership) (inactive) 0.5% of 53%
04     QUARTZ PEAK ENERGY COMPANY (LP) (inactive)
04     RAPID ENERGY LIMITED (UK company) 100%
       Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
05        Edison Mission Services Limited (UK company) 100%
          Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
04     RAPIDAN ENERGY COMPANY (GP) (inactive)
05        Gordonsville Energy, L.P. (Delaware limited partnership) 1%; 50% w/ Madison [See 4.EME02]
          Address:  115 Red Hill Road, Gordonsville, VA 22942 [sold 11/21/2003]
04     REEVES BAY ENERGY COMPANY (GP and LP) (inactive)
05        North Shore Energy LP (Delaware limited partnership) (inactive) 50%; 100% w/ Santa Clara
06            Northville Energy Corporation (New York corporation) (inactive) 100%
04     RIDGECREST ENERGY COMPANY (GP) (inactive)
05        Riverhead Cogeneration I, LP (Delaware limited partnership) (inactive) 50%; 100% w/ Centerport
04     RIO ESCONDIDO ENERGY COMPANY (inactive)
04     RIVERPORT ENERGY COMPANY (GP and LP) (inactive)
05        Riverhead Cogeneration II, LP (Delaware limited partnership) (inactive) 50%; 100% w/ San Pedro
04     SAN GABRIEL ENERGY COMPANY (inactive)
04     SAN JOAQUIN ENERGY COMPANY (GP)
05        Midway-Sunset Cogeneration Company, LP (California general partnership) 50%
          Address:  3466 West Crocker Springs Road, Fellows, CA 93224
04     SAN JUAN ENERGY COMPANY (GP)
05        March Point Cogeneration Company (California general partnership) 50%
04     SAN PEDRO ENERGY COMPANY (GP) (inactive)
05        Riverhead Cogeneration II, LP (Delaware limited partnership) (inactive) 50%; 100% w/ Riverport
04     SANTA ANA ENERGY COMPANY (GP) (inactive)

05        Riverhead Cogeneration III, LP (Delaware limited partnership) (inactive) 50%; 100% w/ Indian Bay
04     SANTA CLARA ENERGY COMPANY (GP) (inactive)
05        North Shore Energy, LP (Delaware limited partnership) (inactive) 50%; 100% w/ Reeves Bay
06            Northville Energy Corporation (New York corporation) (inactive) 100%
04     SILVERADO ENERGY COMPANY (GP)
05        Coalinga Cogeneration Company (California general partnership) 50%
          Address:  32812 West Gate Road, Bakersfield, CA 93210
04     SILVER SPRINGS ENERGY COMPANY (inactive)
05        Georgia Peaker, LP (Delaware limited partnership) (inactive) 50%; 100% w/ Lakeview
04     SONOMA GEOTHERMAL COMPANY (inactive)
04     SOUTH COAST ENERGY COMPANY (GP) (inactive)
04     SOUTHERN SIERRA ENERGY COMPANY (GP)
05        Kern River Cogeneration Company (general partnership) 50%
          Address:  SW China Grade Loop, Bakersfield, CA 93308
04     THOROFARE ENERGY COMPANY (inactive)
05        Crown Energy, L.P. (New Jersey limited partnership) (inactive) 48%LP; 100% w/ Arrowhead, Mission/Eagle
06            Crown Vista Urban Renewal Corporation  (inactive) 50%
04     VIEJO ENERGY COMPANY (GP)
05        Sargent Canyon Cogeneration Company (California general partnership) 50%
          Address:  Star Route 42, Sargents Road, San Ardo, CA 93450
04     VISTA ENERGY COMPANY (New Jersey corporation) (inactive)
05        Vista Energy, L.P. (New Jersey limited partnership) (inactive) 50%; 100% w/ Paradise Energy Company
06            Crown Vista Urban Renewal Corporation (inactive) 50%
04     WESTERN SIERRA ENERGY COMPANY (GP)
05        Sycamore Cogeneration Company (California general partnership) 50%
          Address:  SW China Grade Loop, Bakersfield, CA 93308

EDISON MISSION ENERGY INTERNATIONAL COMPANIES [all foreign corporation names bold]:
05        MEC International B.V. (Netherlands company) (Holding Company 99.97% owned by Mission Energy Holdings
          International, Inc., a California corp. (owns 100% of Class A Shares), 0.01% by EME UK International
          LLC, a Delaware LLC (owns 100% of Class B shares), 0.01% by EME Southwest Power Corporation (owns 100%
          of Class C shares) and 0.01% by Edison Mission Project Co.  (owns 100% of Class D shares).
          Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
06            Beheer-en Beleggingsmaatschappij Jydeno B.V. 100% (Netherlands company)
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               Vindoor Investments (Mauritius) Limited (Mauritius company) 10%
                 Address:  BAI Building, 5th Floor, Pope Hennessey Street, Port Luis, Mauritius
08                  Coaltrade Services International Pte. Ltd. (Singapore company) 100%
                    Address:  10 Anson Road, #18-12, International Plaza, Singapore 079903
06            EcoElectrica s.a.r.l. (Luxemburg company)
              Address:  12-16, Avenue Monterey, L-2163 Luxembourg
07               EME del Caribe Holding GmbH (Austrian company)
                 Address:  4020 Linz, Landstrasse 12, Austria
08                  EME del Caribe (Cayman Islands company)
                    Address:  First Floor, Caledonian House, Mary St, George Town, Grand Cayman, Cayman Islands
09                      EcoElectrica Holdings, Ltd. (Cayman Islands company) 50%
                        Address:  1350 GT, The Huntlaw Building, Fort Street, Grand Cayman, Cayman Islands
10                         EcoElectrica Ltd. (Cayman Islands company) 100%
                           Address:  1350 GT, The Huntlaw Building, Fort Street, Grand Cayman, Cayman Islands
11                            EcoElectrica LP (Bermuda exempted limited partnership) (EQUITY) 1% GP [See 4.EME21]
                              Address:  Plaza Scotiabank, 273 Ponce de Leon Avenue, Suite 902, Hato Rey, Puerto
                              Rico 00918
10                         EcoElectrica LP (Bermuda exempted limited partnership) (EQUITY) 99% LP [See 4.EME21]

                           Address:  Plaza Scotiabank, Suite 902, Avenida Ponce de Leon 273, Hato Rey, Puerto
                           Rico 00918
06            Edison Mission Advantage B.V. (Netherlands company) 100%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               Edison Mission LYB PEDS Pty Ltd (formerly Edison Mission De Laide Pty Ltd. (Australian company)
                 100%
                 Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
                 Australia
06            Edison Mission Ausone Pty. Ltd. (Australian company) (inactive) 100%
              Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
              Australia
06            Edison Mission Energy International B.V. (formerly MEC Mission B.V.) (Netherlands company) 100%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
06            Edison Mission Energy Services B.V. (Netherlands company) 100%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               EME Australia Capital Pty. Ltd. (formerly EME Australia Finance Pty. Ltd.) 100%
                 Address:  Level 20, HWT Tower, 40 City Road, Southbank,Victoria, 3006 Australia
06            Edison Mission Millennium B.V. (Netherlands company) 100%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               EME Caliraya B.V. (formerly Beheer-en Beleggingsmaatschappij Trepo B.V.) (Netherlands company)
                 75%
                 Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
08                  CBK Power Company Ltd. (Philippine limited partnership) 49%
                    Address:  1701 One Magnificent Mile Building, San Miguel Avenue, Ortigas Center, Pasig City,
                    Philippines [See 4.EME08]
07               EME Kayalaan B.V. (formerly Beheer-en Beleggingsmaatschappij Hagra B.V.) (Netherlands company)
                 100%
                 Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
08                  CBK Power Company Ltd. (Philippine LP) 1%
                    Address:  1701 One Magnificent Mile Building, San Miguel Avenue, Ortigas Center, Pasig City,
                    Philippines [See 4.EME08]
06            Edison Mission Operation & Maintenance Services B.V. (Netherlands company) 100%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               Edison Mission Operation & Maintenance (Thailand) Company Limited (Cayman Islands company) 100%
                 Address:  7th Fl. Bubhajit Bldg., 20 North Sathorn Road, Kwaeng Silom, Khet Bangrak, Bangkok,
                 Thailand
07               EME Philippines Services Corporation [formerly EME Philippines OandM Corporation] (Philippines company) 100%
                 Address:  Unit 1105, Tower One, Ayala Triangle, Ayala Avenue, Makati City, Philippines
07               Kalayaan Power Management Corporation (Philippines corporation) 50% [EWG] [See 4.EME09]
                 Address:  1701 One Magnificent Mile Building, San Miguel Avenue, Ortigas Center, Pasig City,
                 Philippines
06            Edison Mission Retail Pty. Ltd. (Australian company) (inactive) 100%
              Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
              Australia
06            Edison Mission Utilities Pty. Ltd. (Australian company) (inactive) 100%
              Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
              Australia
06            Edison Mission Wind Power Italy B.V. (formerly IVPC Energy 5 B.V.) (Netherlands company) 100%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               Italian Vento Power Corporation 4 S.r.l. (Italian company) 50% [See 4.EME10]
                 Address:  Via Circumvallazione, 54/h, 83100 Avellino, Italy
06            Edison Mission Vendesi Pty Ltd. (Australian company) (inactive) 100%
              Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
              Australia
06            EME Atlantic Holdings Limited (UK company) 100%
              Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               EME Ascot Limited (UK company) 100% [Contact Energy Project, 2nd Stage]

                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
08                  EME Buckingham Limited (UK company) 100% [Contact Energy Project, 2nd Stage]
                    Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
09                      EME Precision B.V. (Netherlands company) (formerly Beheer-en-Beleggingsmaatschappij Pylamo
                        B.V.) 100% [Contact Energy Project, 2nd Stage]
                        Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
10                         Mission Energy Universal Holdings [formerly EME Universal Holdings] (New Zealand company) 100% [Contact Energy Project, 2nd Stage]
                           Address:  Lansdowne House, Berkeley Square, London W1X 5DH
                           England
11                            Contact Energy Limited (New Zealand company) 0.624% [See 4.EME11]
                              Address:  Level 1, Harbor City Tower, 29 Brandon Street, Box 10-742, Wellington,
                              New Zealand
11                            Mission Contact Finance Limited (New Zealand company) 100%
                              Address:  Bell Gully, IBM Centre, 171 Featherston Street, Wellington, New Zealand
11                            Mission Energy Five Star (New Zealand company) 100%
                              Address:  IBM Centre, 171 Featherston Street, Wellington, New
                              Zealand
11                            Mission Energy Pacific Holdings [formerly EME Pacific Holdings] (New Zealand company) 100% [Contact Energy Project, 2nd Stage]
                              Address:  IBM Centre, 171 Featherston Street, Wellington, New
                              Zealand
12                               Contact Energy Limited (New Zealand company) 50.598%
                                 [See 4.EME11]
06            EME Tri Gen B.V. 100% (Netherlands company)
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               Tri Energy Company Limited (Thai limited liability company) (Tri Energy Project) (EQUITY) 25%
                 [See 4.EME12]
                 Address:  Grand, Amarin Tower, 16th Floor, New Petchburi Road, Ratchathewi, Bangkok 10320
                 Thailand
06            EME Victoria B.V. 100% (Netherlands company) (inactive)
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
06            First Hydro Renewables Limited (formerly Celtic Offshore Wind Ltd.) (UK company) (inactive) 100%
              Address:  Dinorwig Power Station, Llamberis, Gwynedd, LL55 4TY, Wales
07               First Hydro Renewables Number 2 Limited (UK company) (inactive) 100%
                 Address:  Dinorwig Power Station, Llamberis, Gwynedd, LL55 4TY, Wales
06            Global Generation B.V. 100% (Netherlands company)
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               Caresale Services Limited (UK company) 49%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               Edison First Power Holdings II (UK company) 100% [PowerGen project]
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
08                  Edison First Power Holdings I (UK company) 100% [PowerGen project]
                    Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
09                      Caresale Services Limited (UK company) 51%
                        Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
09                      Edison Mission Marketing and Services Limited (UK company) 100%
                        Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
09                      EME Finance UK Limited (UK company) 100%
                        Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
09                      Energy Generation Finance UK Plc (UK company) 100%
                        Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
09                      Maplekey Holdings Limited (UK company) 100%
                        Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
10                         Maplekey UK Finance Limited (UK company) 100%
                           Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
11                            Maplekey UK Limited (UK company) 100%
                              Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
12                               Edison First Power Limited (UK company) (inactive) 100%
                                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England

09                      South Australian Holdings Limited 100% [dissolved 03/04/2003]
                        Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
10                         EME International Dragon Limited (UK company) 100% [dissolved 08/05/2003]
                           Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
11                            EME Adelaide Energy Limited (UK company) 100% [dissolved 01/14/2003]
                              Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
11                            EME Monet Ltd. (UK company) 100% [dissolved 08/05/2003]
                              Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               Redbill Contracts Limited (UK company) 100%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
06            Hydro Energy B.V. (Netherlands company) 10%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               Iberica de Energias, S.L. (Spain company) 96.65% [See 4.EME13]
                 Address:  Paseo de Gracia 18, Planta 4, 08007, Barcelona, Spain
08                  Electrometalurgica del Ebro, S.L. ("EMESA") (Spain company) 91.32% [See 4.EME14]
                    Address:  Paseo de Gracia 18, Planta 4, 08007, Barcelona, Spain
06            Iberian Hy-Power Amsterdam B.V. (Netherlands company) 100%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               Edison Mission Energy Desarrollos Espana, S.L. (Spain company) 100%
                 Address:  Paseo de Gracia 18, 4o. Piso, 08007, Barcelona, Spain
07               Hydro Energy B.V. (Netherlands company) 90%
08                  Iberica de Energias, S.L. (Spain company) 96.65% [See 4.EME13]
09                      Electrometalurgica del Ebro, S.L. ("EMESA") (Spain corporation) 91.32%
                        [See 4.EME14]
10                         Monasterio de Rueda, S.L. (Spain) 100%
07               Iberica de Energias, S.L. (Spain company) 3.35% [See 4.EME13]
08                  Electrometalurgica del Ebro, S.L. ("EMESA") (Spain corporation) 91.32%
                    [See 4.EME14]
09                      Monasterio de Rueda, S.L. (Spain) 100%
06            Latrobe Power Pty. Ltd. (Australian company) 99%
              Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
              Australia
07               Mission Victoria Partnership (Australian partnership) 52.31% (100% w/ Traralgon PPL 46.69% and
                 MEVALP 1%)
08                  Latrobe Power Partnership (Australian partnership) 99%
09                      Loy Yang B Joint Venture 51% [See 4.EME06]
                        Address:  Bartons Lane, Loy Yang, Victoria, Australia 3844
06            Latrobe Valley B.V. [formerly Beheer-en Beleggingsmaatschappij Botara B.V.] (Netherlands company)
              (LYB Peakers Project) 100%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               Valley Power Pty Ltd. (Australian company) (LYB Peakers Project)
                 Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
                 Australia
06            Loy Yang Holdings Pty. Ltd. (Australian company) 100%
              Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
              Australia
07               Edison Mission Energy Holdings Pty. Ltd. (Australian company) 100%
                 Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
                 Australia
08                  Edison Mission Energy Australia Limited (Australian company) 100%
                    Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                    Victoria, Australia
09                      Latrobe Power Partnership (Australian partnership) 1%
                        Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                        Victoria, Australia
10                         Loy Yang B Joint Venture 51% [See 4.EME06]
08                  Edison Mission Energy Australia Pilbara Power Pty. Ltd. (Australian company) (inactive) 100%
                    Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                    Victoria, Australia

08                  Edison Mission Operation & Maintenance Kwinana Pty. Ltd. (Australian company) 100% (Operator of Kwinana Project)
                    Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                    Victoria, Australia
08                  Edison Mission Operation & Maintenance Loy Yang Pty. Ltd. (Australian company) 100%
                    Address:  P.O. Box 1792, Traralgon, Victoria 3844, Australia
08                  Mission Energy Holdings Superannuation Fund Pty. Ltd. (Australian company) (retirement fund required by Australia law) 100%
08                  Mission Energy (Kwinana) Pty. Ltd. (Australian company) 100%
                    Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                    Victoria, Australia
09                      Kwinana Power Partnership (Philippines partnership) 1%
                        Address:  Level 23, St. Martins Tower, 44 St George's Terrace, Perth WA 6000
10                         Perth Power Partnership (Australian partnership) 70% (Kwinana Project) [See 4.EME15]
                           Address:  James Court, Kwinana Beach 6167, Western Australia
07               Latrobe Power Pty. Ltd. (Australian company) 1%
08                  Mission Victoria Partnership (Australian partnership) 52.31%
09                      Latrobe Power Partnership (Australian partnership) 99%
10                         Loy Yang B Joint Venture 51% [See 4.EME06]
07               Mission Energy Ventures Australia Pty. Ltd. (Australian company) 100%
                 Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
                 Australia
08                  Mission Victoria Partnership (Australian partnership) 1%
09                      Latrobe Power Partnership (Australian partnership) 99%
10                         Loy Yang B Joint Venture 51% [See 4.EME06]
07               Traralgon Power Pty. Ltd. (Australian company) 1%
                 Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
                 Australia
08                  Mission Victoria Partnership (Australian partnership) 46.69%
09                      Latrobe Power Partnership (Australian partnership) 99%
10                         Loy Yang B Joint Venture 51% [See 4.EME06]
06            Majestic Energy Limited (UK company)
              Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               EME Royale (New Zealand unlimited liability company)
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
08                  Edison Mission Energy Taupo Limited (New Zealand company) (inactive) 100%
                    Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                    Victoria, Australia
06            MEC Esenyurt B.V. (Netherlands company) (Doga Project) 100%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               Doga Enerji Uretim Sanayi ve Ticaret L.S. (Turkish corporation) (Project company) 80% [See
                 4.EME16]
                 Address:  Merkez Mahallesi, Birlik Caddesi 11/8, Esenyurt, Istanbul, Turkey
07               Doga Isi Satis Hizmetleri ve Ticaret L.S. (Turkish corporation) (Heat company) 80%
                 Address:  Merkez Mahallesi, Birlik Caddesi 11/8, Esenyurt, Istanbul, Turkey
07               Doga Isletme ve Bakim Ticaret L.S. (Turkish corporation) (OandM company) 80%
                 Address:  Merkez Mahallesi, Birlik Caddesi 11/8, Esenyurt, Istanbul, Turkey
06            MEC IES B.V. (Netherlands company) (ISAB Project) 100%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               ISAB Energy Services s.r.l. 49% (Italian company) (services co ISAB Project)
                 Address:  Ex S.S. 114km 146, 96100 Priolo G (SR), Sicily, Italy
06            MEC Indo Coal B.V. (Netherlands company) (Adaro Project) 100%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               P. T. Adaro Indonesia (Indonesian company) (EQUITY) 8.17%
                 Address:  Suite 704, World Trade Centre, Jl. Jend. Sudirman Kav. 31, Jakarta 12920 Indonesia
06            MEC Indonesia B.V. (Netherlands company) 99%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands

07               Edison Mission Energy Power (Mauritius corporation) (Branch office in India) (inactive) 100%
                 Address:  Louis Leconte Street, Curepipe, Mauritius
07               P. T. Paiton Energy (Indonesian company) (EQUITY) (Paiton Project) 40% [See 4.EME17]
                 Address:  Jl. Raya Surabaya Situbondo KM 141, Paiton 67291, Probolinggo, East Java, Indonesia
06            MEC International Holdings B.V. (Netherlands company) 100% [in liguidation]
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               MEC Indonesia B.V. (Netherlands company) 1%
08                  Edison Mission Energy Power (Mauritius corporation) (Branch office in India) 100%
08                  P. T. Paiton Energy (Indonesian company) (EQUITY) (Paiton Project) 40% [See 4.EME17]
07               P.T. Edison Mission Operation and Maintenance Indonesia (Indonesian company) 1%
                 Address:  Jl. Raya Surabaya Situbondo Km 141, P.O. Box
                 78, Paiton 67291, Probolinggo, East Java, Indonesia
06            MEC Java B.V. (formerly MEC India B.V) (Netherlands company) (Jojobera Project) 100%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               Island Capital S.a.r.l. (Luxembourg company) 100%
                 Address:  L-2636 Luxembourg, 12, rue Leon Thyes
08                  Edison Mission Energy Asia Pte. Ltd. (Singapore private company limited by shares)
                    100% (EME's Regional Asia Pacific Headquarters)
                    Address:  1 Robinson Road, #19-01 AIA Tower,Singapore 048542
09                      Edison Mission Energy Asia Pacific Pte. Ltd. (Singapore company) 100%
                        Address:  Address:  1 Robinson Road, #19-01 AIA Tower,Singapore 048542
09                      Edison Mission Energy Fuel Company Pte. Ltd. (Singapore company) 100%
                        Address:  Address:  1 Robinson Road, #19-01 AIA Tower,Singapore 048542
09                      Edison Mission Operation & Maintenance Services Pte. Ltd. (Singapore company)
                        100%
                        Address:  Address:  1 Robinson Road, #19-01 AIA Tower,Singapore 048542
09                      P.T. Edison Mission Operation and Maintenance Indonesia (Indonesian company)
                        99%
                        Address:  Jl. Gen. A Yani No. 54 Probolinggo, East Java, Indonesia
06            MEC Laguna Power B.V. (Netherlands company) (Malaya Project) (inactive) 100%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               Gulf Power Generation Co. Ltd. (Bangkok company) 40%
                 Address:  888/101 Mahatun Plaza Tower, 10th Floor, Ploenchit, Lumphini, Patumwan, Bangkok 10330
                 [Sold 12/12/2003]
06            MEC Perth B.V. (Netherlands company) (Kwinana Project) 100%
07               Kwinana Power Partnership (Philippines partnership) 99%
                 Address:  Level 23, St. Martins Tower, 44 St George's Terrace, Perth WA 6000
08                  Perth Power Partnership (Australian partnership) 70% (Kwinana Project) [See 4.EME15]
                    Address:  James Court, Kwinana Beach 6167, Western Australia
06            MEC Priolo B.V. (Netherlands company) (ISAB Project) 100%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               ISAB Energy s.r.l. (Italian company) (EQUITY) 99% of 49% (quota, not shares)
                 [See 4.EME18]
                 Address:  Corso Gelone No. 103, Siracusa, Sicily, Italy
06            MEC San Pascual B.V. (Netherlands company) 100%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               San Pascual Cogeneration Company International B.V. 50%
                 Address:  Croeselaan 18, 3521 CB Utrecht, The Netherlands
08                  San Pascual Cogeneration Company (Philippines) Ltd (San Pascual Project) (EQUITY) 1%GP and
                    74%LP
                    Address:  Unit 1610/1611, Tower One, Ayala Triangle, Ayala Ave, 1200 Makati City, Metro
                    Manila, Philippines
07               Morningstar Holdings B.V. (formerly Beheer-en Beleggingsmaatschappij Vestra B.V.) (Netherlands
                 company) (inactive) 50%
                 Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
06            MEC Sidi Krir B.V. (Netherlands company) (inactive) 100%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
06            MEC Sumatra B.V. (Netherlands company) (inactive) 100%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands

06            MEC Wales B.V. (Netherlands company) 100%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07               Mission Hydro Limited Partnership (UK limited partnership) 69%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
08                  EME Generation Holdings Limited (UK company) 100%
                    Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
09                      Edison Mission Operation & Maintenance Limited (a United Kingdom corporation) 100%
                        Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
09                      EME Victoria Generation Limited (UK company) 100%
                        Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
10                         Energy Capital Partnership (Australian partnership 98%
11                            Enerloy Pty Ltd. (Australian company) 100%
10                         Mission Energy Development Australia Pty Ltd. (Australian company) 100%
                           Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                           Victoria, Australia
11                            Gippsland Power Pty Ltd 100%
                              Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne,
                              3205 Victoria, Australia
12                               Loy Yang B Joint Venture 49% [See 4.EME06]
                                 Address: Bartons Lane, Loy Yang, Victoria, Australia 3844
09                      Energy Capital Partnership (Australian partnership) 1%LP
10                         Enerloy Pty Ltd. (Australian company) 100%
09                      FHH No. 1 Limited (UK company) 100%
                        Address:  Lansdowne House, Berkeley Square, London W1J 6ER England
10                         First Hydro Holdings Company (UK company) 99%
                           Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
11                            First Hydro Company (UK company) 99% [See 4.EME07]
                              Address:  Bala House, St. David's Park, Ewloe, Deeside, Flintshire, Wales
                              CH5 3XJ
11                            First Hydro Finance plc (UK company) 100%
                              Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
12                               First Hydro Company (UK company) 1% [See 4.EME07]
                                 Address:  Bala House, St. David's Park, Ewloe, Deeside, Flintshire, Wales
                                 CH5 3XJ
09                      Loyvic Pty. Ltd. (Australian company) 100%
                        Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                        Victoria, Australia
10                         Energy Capital Partnership (Australian partnership) 1%
                           Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                           Victoria, Australia
11                            Enerloy Pty Ltd. (Australian company) 100%
                              Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne,
                              3205 Victoria, Australia
06            Mission Energy Company (UK) Limited (UK company) 100%
              Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               Derwent Cogeneration Limited (UK company) (EQUITY) 33% [See 4.EME19]
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               Edison Mission Energy Limited (UK company) 100%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               Mission Hydro (UK) Limited (UK company) 100%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
08                  FHH No. 2 Limited (UK company) 100%
                    Address:  Lansdowne House, Berkeley Square, London W1J 6ER England
09                      First Hydro Holdings Company (UK company) 1%
10                         First Hydro Company (UK company) 99% [See 4.EME07]
10                         First Hydro Finance plc (UK company) 100%
11                            First Hydro Company (UK company)1% [See 4.EME07]
08                  Mission Hydro Limited Partnership (UK limited partnership) 1%GP
09                      EME Generation Holdings Limited (UK company) 100%
10                         Edison Mission Operation & Maintenance Limited (UK company) 100%

10                         EME Victoria Generation Limited (UK company) 100%
11                            Energy Capital Partnership (Australian partnership 98%
12                               Enerloy Pty Ltd. (Australian company) 100%
11                            Mission Energy Development Australia Pty Ltd. (Australian company) 100%
12                               Gippsland Power Pty Ltd 100%
13                                   Loy Yang B Joint Venture 49% [See 4.EME06]
10                         Energy Capital Partnership (Australian partnership) 1%LP
11                            Enerloy Pty Ltd. (Australian company) 100%
10                         FHH No. 1 Limited (UK company) 100%
                           Address:  Lansdowne House, Berkeley Square, London W1J 6ER England
11                            First Hydro Holdings Company (UK company) 99%
12                               First Hydro Company (UK company) 99% [See 4.EME07]
12                               First Hydro Finance plc (UK company) 99%
13                                   First Hydro Company (UK company) 1% [See 4.EME07]
10                         Loyvic Pty. Ltd. (Australian company) 100%
11                            Energy Capital Partnership (Australian partnership) 1%
12                               Enerloy Pty Ltd. (Australian company) 100%
07               Pride Hold Limited (UK company) 99%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
08                  Lakeland Power Limited (UK company) (inactive) 100% [See 4.EME20]
                    Address:  Roosecote Power Station, Barrow-In-Furness, Cumbria, England LA13 OPQ
08                  Lakeland Power Development Company Limited (UK company) (inactive) 100%
                    Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
06            Mission Energy Italia s.r.l. (Italian company) 100% Rep Office in Italy
              Address:  Villa Brasini, Via Flaminia 497, 00191 Rome Italy
06            Mission NZ Operations B.V. (Netherlands company) 100% (inactive)
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
06            Pride Hold Limited (UK company) 1%
              Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               Lakeland Power Development Company Limited (UK company) (inactive) 100%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               Lakeland Power Limited (UK company) (inactive) 100% [See 4.EME20]
                 Address:  Roosecote Power Station, Barrow-In-Furness, Cumbria, England LA13 OPQ
06            Southwestern Generation B.V. (Netherlands company) (inactive) 100%
              Address:  Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
06            Traralgon Power Pty. Ltd. (Australian company) 99%
              Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
              Australia
07               Mission Victoria Partnership (Australian partnership) 46.69% (100% w/ Latrobe PPL 52.31% and
                 MEVALP 1%)
08                  Latrobe Power Partnership (Australian partnership) 99%
09                      Loy Yang B Joint Venture 51% [See 4.EME06]

Prepared by Bonita J. Smith, Program/Project Analyst
Corporate Governance, SCE Law Department
Telephone:  (626) 302-1930   FAX:  (626) 302-2610
Email:  Bonita.Smith@SCE.com